UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 20, 2012

Semtech Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-6395	95-2119684
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Flynn Road Camarillo, California		93012-8790
(Address of principal executive offices)		(Zip Code)

805-498-2111

Registrant’s telephone number, including area code

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

As disclosed in the Current Report on Form 8-K filed with the Securities and Exchange Commission by Semtech Corporation (“Semtech”) on March 23, 2012 (the “Original Form 8-K”), Semtech, through its wholly-owned subsidiary Semtech Canada Inc. completed the acquisition of Gennum Corporation (“Gennum”) on March 20, 2012.

As part of the Original Form 8-K, the Company indicated that the financial statements and pro forma financial information under Item 9.01 would be filed no later than 71 days following the date that the Form 8-K was required to be filed. This Form 8-K/A contains the required financial statements and pro forma financial information.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired

The audited consolidated balance sheets of Gennum as of November 30, 2011 and 2010, and the related consolidated statements of earnings, changes in shareholders’ equity, comprehensive income, and cash flows for each of the three years in the period ended November 30, 2011, and the notes related thereto, are attached hereto as Exhibit 99.1 and incorporated herein by reference.

(b)	Pro Forma Financial Information

The unaudited pro forma condensed consolidated financial information as of and for the year ended January 29, 2012, and the notes related thereto, that gives effect to the acquisition of Gennum is attached hereto as Exhibit 99.2 and incorporated herein by reference.

(d)	Exhibits

Exhibit No.	Description

23.1	Consent of Ernst & Young LLP, Independent Auditors

99.1	The audited consolidated balance sheets of Gennum as of November 30, 2011 and 2010, and the related consolidated statements of earnings, changes in shareholders’ equity, comprehensive income, and cash flows for each of the three years in the period ended November 30, 2011

99.2	The unaudited pro forma combined condensed financial statements as of and for the year ended January 29, 2012 that gives effect to the acquisition of Gennum

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SEMTECH CORPORATION

Date: June 1, 2012	By:	/s/ Emeka Chukwu
Name: Emeka Chukwu
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Ernst & Young LLP, Independent Auditors

99.1	The audited consolidated balance sheets of Gennum as of November 30, 2011 and 2010, and the related consolidated statements of earnings, changes in shareholders’ equity, comprehensive income, and cash flows for each of the three years in the period ended November 30, 2011

99.2	The unaudited pro forma combined condensed financial statements as of and for the year ended January 29, 2012 that gives effect to the acquisition of Gennum